AGREEMENT OF LEASE, made as of this 23rd day of December 1998, between BENDER REALTY, 175 Fifth Avenue, Suite 2230, New York, New York party of the first part, hereinafter referred to as OWNER, and HARVEY ELECTRONICS INC. at 205 Chubb Avenue, Lyndhurst, New Jersey party of the second part, hereinafter referred to as TENANT;


                                   WITNESSETH:


     Owner hereby leases to Tenant and Tenant hereby hires from Owner: Ground floor and basement in the building known as 927 Broadway in the Borough of Manhattan, City of New York, for the term of seven years with a five year option (see rider) (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of January nineteen hundred and ninety-nine, and to end on the 31st day of December, two thousand and five, both dates inclusive, at an annual rate of:


      Year 1         $114,000 or $9,500 per month, $8,000 in rent
                     concessions year 1.
      Year 2-10      3% increase per year
      Year 11-12     Market value.


which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first _____ monthly installment(s) on the execution hereof (unless this lease be a renewal).


     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.


     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:


     1. Rent: Tenant shall pay the rent as above and as hereinafter provided.

     2. Occupancy: Tenant shall use and occupy demised premises for any lawful purpose including the sale of electronics, stereo, television, electronic accessories and furniture, custom installation services, inclusive of Bang & Olufsen products and non Bang & Olufsen products and for no other purpose. Tenant shall at all times conduct its business in a high grade and reputable manner, shall not violate Article 37 hereof, and shall keep show windows and signs in a neat and clean condition.


     3. Alterations: Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent, which consent will not be unreasonably withheld or delayed. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first reasonably approved in each instance by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may reasonably require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within 30 days after notice thereof is given to Tenant, at Tenant's expense, by payment or filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's rights thereto and to have them removed by Tenant, in which event, the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installation as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal; provided, however, that Tenant shall not have any obligation to remove any such installation or restore the demised premises in connection with any installation or alteration approved by Landlord. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner at Tenant's expense.

     4. Repairs: Owner shall maintain and repair the public portions of the building, both exterior and interior, except that if Owner allows Tenant to erect on the outside of the building a sign or signs, or a hoist, lift or sidewalk elevator for the exclusive use of Tenant, Tenant shall maintain such exterior installations in good appearance and shall cause the same to be operated in a good and workmanlike manner and shall make all repairs thereto necessary to keep same in good order and condition, at Tenant's own cost and expense, and shall cause the same to be covered by the insurance provided for hereafter in Article 8. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein, and at its sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. If the demised premises be or become infested with vermin, Tenant shall at Tenant's expense, cause the same to be exterminated from time to time to the satisfaction of Owner. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for the diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building including the erection or operation of any crane, derrick or sidewalk shed, or in or to the demised premises or the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall be not entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article in this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other Casualty which are dealt with in Article 9 hereof.


     5. Window Cleaning: Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.


     6. Requirements of law, Fire Insurance: Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Tenant with respect to the demised premises, arising out of Tenant's manner of use thereof, or with respect to the building if arising out of Tenant's manner of use of the premises or the building (including the use permitted under the lease). Except as provided in Article 29 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall pay all costs, expenses, fines, penalties or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article. If the fire insurance rate shall, at the beginning of the lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant, to comply with the terms of this article. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises.

     7. Subordination: This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor of by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may reasonably request.

     8. Tenant's Liability Insurance Property Loss, Damage, Indemnity: Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence or willful misconduct of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. Tenant agrees, at Tenant's sole cost and expense, to maintain general public liability insurance in standard form in favor of Owner and Tenant against claims for bodily injury or death or property damage occurring in or upon the demised premises, effective from the date Tenant enters into possession and during the term of this lease. Such insurance shall be in an amount and with carriers acceptable to the Owner. Such policy or policies shall be delivered to the Owner. On Tenant's default in obtaining or delivery any such policy or policies or failure to pay the charges therefor, Owner may secure or pay the charges for any such policy or policies and charge the Tenant as additional rent therefor. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agent, contractors, employees, invitees, or licensees, of any covenant on conditions of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

     9. Destruction, Fire, and Other Casualty: (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or inaccessible or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or inaccessible or rendered wholly unusable by fire or other casualty, then the rent or other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's rights to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant given within 90 days after such fire ore casualty or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume fifteen (15) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all rights of recovery with respect to subparagraphs (b), (d) and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located herein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same.
(f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof. The Lease term shall be extended for the length of time the demised premises were not usable by Tenant. Notwithstanding anything contained herein to the contrary, if any such damage is not repaired within 270 days after the date of casualty, Tenant may cancel this Lease.


     10. Eminent Domain: If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose., then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner's award.


     11. Assignment, Mortgage, Etc.: Tenant for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns expressly covenants that it shall not assign, mortgage or encumber this agreement, not underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance which consent will not be unreasonably withheld or delayed. Tenant may, without Landlord's consent, sublet all or any portion of the demised premises to an affiliated company or companies or a related entity or assign this Lease to an affiliated company or companies or a related entity, i.e. a company or entity that controls Tenant, is controlled by Tenant or is under common control with Tenant. Tenant's merger into or with another entity is not deemed an assignment. If this lease be assigned, or if the demised or any party thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of the covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.


     12. Electric Current: Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service in no way make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

     13. Access to Premises: Owner or Owner's agents upon notice and accompanied by a representative of Tenant, as per Paragraph 64 hereof, shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform, in the premises, following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein, provided they are concealed within the walls, floors or ceiling, wherever practicable. Owner may during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the terms for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the demised premises the usual notice "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder. Owner shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and the change the name, number or designation by which the building may be known. Landlord shall use reasonable efforts to minimize interference with Tenant's business and access to the demised premises in the exercise of Landlord's rights under the provisions herein.

     14. Vault, Vault Space, Area: No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding, Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility. Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.


     15. Occupancy: Tenant will not at any time use or occupy the demised premises in violation of Articles 2 or 37 hereof, or of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations whether or not of record, to the extent same do not interfere with Tenant's use of the demised premises and further provided that Tenant shall have no obligation with respect to violations existing as of the Commencement Date which shall be the sole responsibility of Landlord. Landlord represents that the use permitted under Article 2 hereof is permitted.


     16. Bankruptcy: (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Landlord by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor (and which, in the case of an involuntary case in bankruptcy, is not dismissed within sixty (60) days after the commencement thereof) or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the demised premises but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this
Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.


     (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the periods for which such installment was payable shall be discounted to the date of termination at the rate of four (4%) percent per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

     17. Default: (1) If tenant defaults beyond any applicable notice and grace period, in fulfilling any of the covenants of this lease including the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under
Section 365 of Title II of the U.S. Code (Bankruptcy Code); or if Tenant shall fail to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then, in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced curing such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Owner may serve a written five (5) days notice of cancellation of this lease upon Tenant, and upon the expiration of said five
(5) days, this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

     (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default that is not cured within seven (7) days after receipt of written notice, in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waivers the service of notice of intention to re-enter or to institute legal proceedings to that end.

     18. Remedies of Owner and Waiver of Redemption: In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration. (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operated or be construed to release Tenant from liability. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant or any of the covenants or provisions hereof. Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present of future laws.


     19. Fees and Expenses: If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms and provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder, and if Owner, in connection therewith or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any actions or proceeding and prevails in any such action or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor, and if Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

     20. No Representations by Owner: Except as set forth in this lease, neither Owner nor Owner's agent have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation, or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.


     21. End of Term: Except as set forth in Articles 9 and 10, upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.


     22. Quiet Enjoyment: Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 33 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.


     23. Failure to Give Possession: If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law. Landlord represents the demised premises are vacant.

     24. No Waiver: The failure of Owner or Tenant to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations set forth or hereinafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's rights to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agent during the term hereby demised shall be deemed in acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agents shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.


     25. Waiver of Trial by Jury: It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding, including a counterclaim under Article 4 except for statutory mandatory counterclaims.

     26. Inability to Perform: This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decoration or is unable to supply or is delayed in supplying any equipment, fixtures or other materials if Owner is prevented or delayed form so doing by reason of strike or labor troubles, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of which have been or are affected, either directly or indirectly, by war or other emergency, or when, in the judgement of Owner, temporary interruption of such services is necessary by reason of accident, mechanical breakdown, or to make repairs, alterations or improvements.


     27. Bills and Notices: Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.


     28. Water Charges: If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered. Tenant covenants and agrees to pay the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. The bill rendered by Owner shall be payable by Tenant as additional rent. If the building or the demised premises or any part thereof be supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner as additional rent, on the first day of each month, _________________0% ($___________) of the total meter charges, as Tenant portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

     29. Sprinklers: Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the Insurance Services Office or any bureau, department or official of the federal, state or city government require or recommend the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, changes, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of _____________ $__________, on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.


     30. Elevators, Heat, Cleaning: Owner shall, if and insofar as existing facilities permit furnish heat to the demised premises, when and as required by law, on business days from 8:00 a.m. to 10:00 p.m. and on Saturday and Sundays from 8:00 a.m. to 7:00 p.m. Tenant shall at Tenant's expense, keep demised premises clean and in order, to the satisfaction to Owner, and if demised premises are situated on the street floor, Tenant shall, at Tenant's own expense, and keep said sidewalks and curbs free from snow, ice, dirt and rubbish. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such times as Owner may elect and shall be due and payable when rendered, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building.

     31. Security: Tenant has deposited with Owner the sum of nineteen thousand ($19,000) dollars as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; said security shall be held in an interest bearing account (passbook savings rate) and the interest shall be paid to Tenant annually, less the 1% administrative fee permitted to be retained by Landlord. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.


     32. Captions: The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.


     33. Definitions: The term "Owner" as used in this lease means only the Owner, or the mortgagee in possession, for the time being of the land and building (or the Owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties of their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or the land and building, that the purchase or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.


     34. Adjacent Excavation-Shoring: If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

     35. Rules and Regulations: Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rent or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. Landlord agrees not to discriminate against Tenant in its enforcement of any Rules and Regulations.


     36. Glass: Owner shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent.


     37. Pornographic Uses Prohibited: Tenant agrees that the value of the demised premises and the reputation of the Owner will be seriously injured if the premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment. Tenant agrees that Tenant will not bring or permit any obscene or pornographic material on the premises, and shall not permit or conduct any obscene, nude, or semi-nude live performances on the premises, nor permit use of the premises for nude modeling, rap sessions, premises, nor permit use of the premises for nude modeling, rap sessions, or as a so called rubber goods shops, or as a sex club of any sort, or as a "message parlor." Tenant agrees further that Tenant will not permit any of these uses by any sublessee or assignee of the premises. This Article shall directly bind any successors in interest to the Tenant. Tenant agrees that if at any time Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of substantial obligation of the terms of this lease and objectionable conduct. Pornographic material is defined for purposes of this Article as any written or pictorial manner with prurient appeal of any objects of instrument that are primarily concerned with lewd or prurient sexual activity. Obscene material is defined here as it is in Penal law ~235.00.

     38. Estoppel Certificate: Tenant, at any time, and from time to time, upon at least 10 days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect as there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates which the rent and additional rent have been paid, and stating whether or not there exists any defaults by Owner under this lease, and, if so, specifying each such default. Landlord will furnish a similar certificate to Tenant upon request.


     39. Successors and Assigns: The covenants, conditions and agreements contained in this lease shall bind and insure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.


     IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.


Witness for Owner:                           BENDER REALTY



_______________________                   By:_____________________________



Witness for Tenant:                          HARVEY ELECTRONICS, INC.


_______________________                   By:_____________________________

                                 ACKNOWLEDGMENTS



CORPORTE OWNER
STATE OF NEW YORK          ss.:
County of


     On this _______ day of ____________________ 19__, before me personally came __________________________________________ to me known, who being by me duly
sworn,      did      depose      and     say     that     he      resides     in
_________________________________________       that       he       is       the
__________________________ of _________________________________  the corporation described in and which executed the foregoing instrument, as OWNER; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.



                                        ---------------------------------


CORPORTE TENANT
STATE OF NEW YORK        ss.:
County of


     On this _______ day of ____________________ 19__, before me personally came __________________________________________ to me known, who being by me duly
sworn,      did      depose      and     say     that     he      resides     in
__________________________________________       that       he      is       the
__________________________ of _________________________________  the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.



                                        ---------------------------------

INDIVIDUAL OWNER
STATE OF NEW YORK       ss.:
County of


     On this _______ day of ____________________ 19__, before me personally came __________________________________________ to me known, and known to me to be the individual described in and who, as OWNER; executed the foregoing instrument and acknowledged to me that _______________________________ he executed the same.



                                         ---------------------------------


INDIVIDUAL TENANT
STATE OF NEW YORK       ss.:
County of


     On this _______ day of ____________________ 19__, before me personally came __________________________________________ to me known, and known to me to be the individual described in and who, as TENANT; executed the foregoing instrument and acknowledged to me that _______________________________ he executed the same.



                                          ---------------------------------

                                  Rent Schedule



Dates                                              Annual Rent                            Monthly Rent

January 1-December 31, 1999                        $ 114,000                              $ 9,500.00
January 1-December 31, 2000                          117,420                                9,785.00
January 1-December 31, 2001                          120,943                               10,078.58
January 1-December 31, 2002                          124,571                               10,380.92
January 1-December 31, 2003                          128,308                               10,692.33
January 1-December 31, 2004                          132,157                               11,013.08
January 1-December 31, 2005                          136,122                               11,343.50


First Option Period

January 1-December 31, 2006                          140,206                               11,683.83
January 1-December 31, 2007                          144,412                               12,034.33
January 1-December 31, 2008                          148,744                               12,395.33



                RIDER ATTACHED TO AND MADE A PART OF STORE LEASE
                             DATED DECEMBER 3, 1998
                    Premises: 927 Broadway, New York New York
                      BENDER REALTY COMPANY (Landlord) and
                        HARVEY ELECTRONICS INC. (Tenant)




     40.01 The rent (the "Basic Rent" or "Fixed Rent") which Tenant agrees to pay in advance monthly installments shall be due and payable on the first day of each and every calendar month beginning on the Rent Commencement Date, continuing through the Lease term and shall be paid at the following rates:


                  TERM                MONTHLY           ANNUALLY


     For year 1 at the annual rate of $114,000 payable in equal monthly installments of $9,500.00 per month which shall be the "BASE RENT" as hereinafter referred to in this lease. Notwithstanding the foregoing, there shall be a rent concession of one month of free rent applied to the first month of Tenant's possession. Landlord waives payment of rent for said month but this does not relieve tenant of its other obligations under this lease. Furthermore, there shall be a partial rent concession applied to the following four months of $2,000.00 per month resulting in rental payments due in the amount of $7,500.00 per month for months 2 through 5 and rent to begin at the rate of $9,500.00 per month for the remainder of the first year of this lease. See Paragraph 75.


     A rent schedule reflecting the yearly rent shall be annexed hereto.


     The commencement date shall be the date that Landlord delivers to the Tenant keys to the Premises and said date will be January 1, 1999. Rent shall commence as of February 1, 1999.


     The term of this tenancy shall be seven (7) years. Tenant shall have at its option the right to renew and extend the Lease for an additional three (3) years at the same annual rent increase of three (3%) percent as applies to the initial term as shown on the annexed Schedule. Tenant shall have at its option the right to renew and extend the lease for an additional two (2) years subsequent thereto at a fair market value rent as determined in good faith by Landlord and Tenant. If Landlord and Tenant cannot agree, each shall appoint a licensed real estate broker having at least ten (10) years leasing experience in the downtown New York City area, and said brokers shall appoint a third licensed real estate broker having the said qualification and said brokers shall determine the fair market rent for the final two (2) years of the option period.

     This lease may be cancelled by Tenant at any time after December 31, 2003 without cost but only upon written notice received by Landlord at least six (6) months prior to the date of cancellation.


     [The terms of this Rider control over the printed form and inserts.]


     40.02 SECURITY DEPOSIT:


     Upon the execution of this lease, the Tenant shall deposit the sum of $19,000.00, which sum Landlord agrees to hold as security for the faithful performance of the Tenant's duties and obligations hereunder. The security deposit shall be held in an annual interest bearing account (passbook savings rate) and interest shall be paid to Tenant at the conclusion of the Tenancy upon the same terms as the return of security deposit less a 1 percent administrative fee retained by Landlord. Landlord shall credit 1 month of rent to Tenant by reduction of security deposit after thirty (30) months of Tenancy, i.e. July 1, 2001.


     40.03 Tenant shall accept the Demised Premises "as is" condition.* It is understood and agreed that there are no repairs, alterations or decorating of any kind to be done by the Landlord.


     40.04 Throughout the lease term Tenant, at Tenant's expense, shall, with Landlord's reasonable prior approval, make all non-structural necessary repairs to the interior store front of the Demised Premises. Landlord shall be responsible for all structural repairs, including, without limitation, the roof and for the building systems, i.e., plumbing, heating, etc.


     40.05 Tenant agrees to keep the premises clean and free of debris and rubbish.


     41.01 As used in this Article the words and terms which follow mean and include the following:


     (a) "Tax Year" shall mean each period of twelve months commencing on the first day of July of each such period in which occurs any part of the term of this Lease, or such other fiscal year as hereafter may be duly adopted as the fiscal year for real estate tax purpose of the taxing agency or authority having jurisdiction.

     (b) "Real Estate Taxes" shall mean any and all taxes, fees, rates licenses, penalties (unless due to landlord's delay) and assessments (including, but not limited to special and extraordinary assessments) imposed upon the Building and the Lands of which the Demised Premises forms a part and any change in the method of taxation which results in any franchise, income, rent, profit or other tax, however designated, being levied against Landlord and/or the owner of the lands and buildings in substitution of, or in addition to any Real Estate Tax for the purpose hereof.


     41.02 Tenant shall pay to landlord as additional rent for the Demised Premises for such Tax Year, thirty (30%) percent of all Real Estate taxes assessed to the building for which the premises forms a part, over and above the real estate taxes for the "Base Year" of calendar year 1999. In the first year of tenancy, the Tenant shall pay its proportionate share of the aforementioned tax increase assessment based upon the portion of the year that it was a tenant. Notwithstanding anything contained herein to the contrary, Tenant shall not pay any tax increases for any period prior to January 1, 2000.


     41.03 Any adjustments payable by reason of the provisions of section 41.02 hereof shall be payable within fifteen (15) days after Landlord shall furnish to Tenant a Statement or copy of the bill pertaining to such charge with respect to Real Estate Taxes for any Tax Year and the Base Year. Tenant may pay such increases in monthly installments, so long as Landlord can pay in installments.


     41.04 In the event (i) that the date of the expiration or other termination of this Lease shall be a day other than the last day of a Tax Year, or (ii) if any increase or decrease in the Area of the Demised Premises (as may be provided herein), then in each such event in applying the provisions of this Article with respect of any Tax Year in which such event shall have occurred, appropriate adjustments shall be made to reflect the occurrence of such event on a basis consistent with the principles underlying the provisions of this Article taking into consideration (a) the portion of such Tax Year which shall have elapsed prior to the date of such expiration or termination or (b) in the case of any such increase or decrease, the portion of the Demised Premises to which the same relate. Similarly, if the terms of this Lease shall begin or end on a date which is not the first (with respect to Term Commencement) or the last (with respect to expiration or termination) day of a calendar month, appropriate adjustments shall be made to Fixed Rent and additional rent for the first or last month of the term, as the case may be, to reflect the portion of a month falling within the term of this lease.


     41.05 Payments accruing during the lease term, shall be made pursuant to this Article notwithstanding the fact that a Statement or Bill is furnished to Tenant after the expiration of the term of this Lease.

     41.06 In case the Real Estate Taxes for any Tax Year, or part thereof shall be reduced before Tenant shall have paid Tenant's Proportionate Share in respect of such Tax Year, pursuant to Section 41.02 hereof, the Real Estate Taxes for such Tax Year shall be deemed to include any expenses, including counsel fees (at percentages outlined in paragraph 41.02), incurred by Landlord in connection with reducing the assessed valuation and/or in obtaining such reduction.


     41.07 In case the Real Estate Taxes for any Tax year or part thereof shall be reduced after Tenant shall have paid Tenant's Proportionate Share in respect of such Tax year pursuant to Section 41.02 hereof, Tenant shall be entitled to receive Tenant's Proportionate Share of such reduction after Landlord's receipt of a refund or credit for said reduction, less Landlord's reasonable attorney's fees incurred by Landlord in connection with obtaining said reduction.


     41.08 All taxes, charges, costs and expenses which the Tenant is required to pay under any terms of this Lease, together with all interest and penalties that may accrue thereon, in the event of the Tenant's failure to pay such amounts and all damages, costs and expenses which the Landlord may incur by reason of any default of the Tenant or failure on the Tenant's part to comply with the terms of this Lease, shall be deemed to be additional rent and, in the event of nonpayment by the Tenant, the Landlord shall have all the rights and remedies with respect thereto as the Landlord has for the nonpayment of the fixed rent. If Landlord does not receive full payment for rent (i.e., Fixed Rent and/or additional rent) within fifteen (15) days after the date on which payment is due Tenant shall be liable to Landlord for the interest on late payments at a rate equal to ten percent per year, to the date on which Landlord collects payment in full. However, if the collection of interest at the rate specified herein would be usurious or otherwise unenforceable, interest on late payments shall accrue at the highest lawful rate.


     42. Tenant shall be solely responsible for the payment of ALL utility bills for electricity. Tenant's use of utility service shall not exceed the capacity of existing installations, or such installations as Tenant may hereafter construct in compliance with this Lease Agreement and applicable laws, rules and regulations. Landlord shall not be liable for the establishment, commencement, interruption, payment or discontinuation of utility service, nor shall Landlord be liable for any changes in the character, quantity, or quality of utility service, even if such changes make same unsuitable for Tenant's purposes (provided not through landlord's negligence). To the extent that the utility company serving the Demised Premises is not responsible for furnishing, repairing, replacing and maintaining installations providing utility service to the Demised Premises, and to the extent (and to the physical point) that such installations serve Tenant exclusively, Tenant shall be responsible therefor. As used herein, the term "installations" shall include, but shall not be limited to, feeders, risers, pipes and wiring. Landlord represents and warrants that there is a separate meter to measure Tenant ' 5 electricity usage with Con Edison.

     In the event that Tenant desires to install separate meters for gas or heating, the Tenant may do so at its option and sole cost at any time during the leased period. Landlord is responsible for furnishing heat to the demised premises at Landlord ' 5 cost and expense. In the event that Tenant desires to install separate heating or air-conditioning service or systems, then Tenant may do so at its option and sole cost and Tenant shall be responsible to pay for all utility bills received therefor and Tenant shall install separate meters for same.


     In the event that Tenant determines that the existing heating system is insufficient for its needs, it shall be required to obtain Landlord's permission to add systems which use heat from the existing systems and Landlord shall not unreasonably withhold permission upon the advice and opinion of its heating engineer regarding the capacity of the existing systems and the safety of adding additional use to it.


     Tenant shall notify Landlord of the amount of electric power required for its operations which amount is represented to be [insert] amps per square foot and Landlord bear the expense of installing additional capacity into Tenant's premises in an amount not to exceed $2,000.00 if so required.


     43. If the Landlord or any successor in interest to an individual, corporation, joint venture, tenancy in common, co-partnership, unincorporated association, or other unincorporated aggregate of individuals, then anything contrary to this elsewhere notwithstanding, Tenant shall look solely to the interest and property of the Landlord in the land and building of which the leased premises are a part for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants or conditions of the lease to be observed and/or process) requiring the payment of money by the Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants or conditions of the lease to be observed and/or performed by Landlord, and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.


     43.01 Landlord represents that it is the fee owner of the Premises.


     44. All notices required herein shall be in writing addressed to Landlord and Tenant at the addresses set forth herein, and shall be sent by certified mail, return receipt requested. Notices to Tenant shall be delivered or addressed to Tenant at the Demised Premises. The date of delivery and/or/mailing 3 days after shall be deemed to be the date on which notice is given. Either party may change the address to which notices to it are to be sent on seven (7) days' prior notice.

     45. Landlord and Tenant warrant to each other that they had no dealings in connection with the demised premises with any real estate agent except for Jeffrey Tendler and New Spectrum Realty Services Inc. Tenant shall pay any commissions due to New Spectrum. Each party agrees to indemnify and defend the other on demand against all claims made by brokers and agents for fees or commissions with respect to this Lease resulting from the indemnifying party's breach of warranty hereunder. Landlord shall be responsible to pay commissions due to Jeffrey Tendler.


     46.01 From and after the date the Demised Premises are made available for Tenant's Occupancy until the end of the Lease term, Tenant agrees to maintain in full force, at its own cost and expense, one or more policies of comprehensive, general public liability and property damage insurance, insuring against liability for injury to person and/or properties (and death) to person or persons in or about the Demised Premises with standard commercial liability coverage. The limits of liability of such insurance shall not be less than a combined single limit of $1,000,000.00 for (injury or death) to one or more than one person arising from any one occurrence, and not less than $1,000,000.00 with respect to damage to property. In no event shall the limits of said policies be considered as limiting the liability of Tenant under this lease.


     46.02 Tenant agrees to indemnify, defend and hold harmless Landlord or any person or persons in privity of estate or contract with Landlord with respect to the Demised Premises from and against any and all claims and demands of third parties (including, but not limited to, those for death, for personal injuries, or for loss or damage to property) occurring in or arising directly or indirectly out of or in connection with the use and occupancy of the Demised Premises, the business conducted in the Demised Premises, or (without limiting the foregoing) as a result of any acts, omissions or negligence of Tenant, or their respective contractors licensees, invitees, agents, servants, employees, subtenants, or other persons in or about the Demised Premises, and from and against all costs, expenses and liability occurring in connection with any such claim or proceeding brought thereon. Tenant shall reimburse, Landlord as additional rent for any increase in insurance premium incurred by Landlord relative to Landlord's insurance policies insuring the Building which may result due to the nature of Tenant's business.


     Tenant shall cause Landlord and the managing agent to be named as an additional insured on each policy of insurance required herein and shall arrange and cause to be procured insurance on behalf of Landlord which names Landlord and the managing agent as an additional insured and shall deliver a certificate of insurance naming Landlord and the managing agent as additional insured for both personal injury, liability and property loss to Landlord prior to taking possession hereunder. The failure to procure all insurance required herein after twenty (20) days written notice to Tenant including the failure to name Landlord as an additional insured on Tenant's insurance policies shall be considered to be a material breach of this Lease.

     46.03 The original of each policy, and the original of all renewal policies or certificates, shall be delivered to Landlord within fifteen (15) days of inception of same. If any policy required to be delivered hereunder shall not be delivered, or if any such policy shall for any reason be canceled after twenty
(20) days written notice to Tenant, Landlord may procure and pay for the same, and the amount so paid shall become due and payable as additional rent with the next installment of fixed rent; the foregoing shall not constitute a waiver or release of any other rights and remedies of Landlord upon a default by Tenant hereunder.


     46.04 Tenant shall cooperate with Landlord and any mortgagee in connection with the collection of any insurance proceeds that may be due in the event of loss and shall execute and deliver to Landlord such proofs of loss and any other instruments that may be required for the purpose of facilitating the recovery of any insurance proceeds, and in the event that Tenant shall fail to do so, Landlord, in addition to any other remedies, as the agent or attorney in fact of Tenant, may execute and deliver any such instruments, and Tenant hereby irrevocably nominates, constitutes and appoints Landlord as Tenant's legal attorney in fact for such purpose, hereby ratifying all that Landlord may do as such attorney in fact of Tenant.


     47. Any signs which may be hereafter placed by Tenant on the exterior of the Demised Premises or visible from the outside of the Demised Premises must first be submitted to Landlord for Landlord's approval (which approval shall not be unreasonably withheld) and must conform to all applicable governmental laws and regulations. On the expiration or earlier termination of the term hereof, Tenant, at Tenant's sole cost and expense shall promptly remove all signs installed or displayed by Tenant and, at Tenant's sole cost and expense, shall promptly repair in good and workmanlike manner in conformity with law and all applicable provisions of this Lease, all damage to the Building caused by such removal. Tenant shall pay all governmental charges imposed for the usage of any signs.


     Landlord consents to the sign proposed by Tenant. The sign specifications annexed hereto as Exhibit B are incorporated herein by this reference Tenant agrees that the sign shall not extend to a location which blocks or interferes with the windows of the second floor Tenant. Landlord shall remove existing signs prior to January 10, 1999.


     Tenant's signs shall not extend above that portion of the Premises to which this lease entitles Tenant to possession.


     48. In the event the plate glass on the Demised Premises is damaged or destroyed, Tenant shall repair or replace same at its sole cost and expense. In the event Tenant fails to do so within forty eight hours, Landlord may do so, and bills for the cost thereof shall be rendered by Landlord to Tenant and shall be due from the Tenant upon presentation, payable together with the next monthly installment of rent to be due hereunder, and the amount of such bill shall be deemed to be additional rent hereunder and shall be payable and collectible in the same manner as the Fixed Rent provided for herein.

     49. Anything herein contained to the contrary notwithstanding, if after default in the payment of rent, or a violation of any other provision of this Lease, or upon the expiration of this Lease, the Tenant moves out or is dispossessed and fails to remove any of its property prior to such default, removal expiration of Lease, or prior to the issuance of a final order of execution of the warrant, then and in that event the said property shall be deemed abandoned by said Tenant and shall become the property of Landlord.


     50. Landlord represents that a sprinkler system is existing and in good working order in the Demised Premises. In the event that Tenant's alterations to the Premises require or make necessary additions or changes to the existing sprinkler system, Tenant shall be responsible to make such installations, changes and modifications at Tenant's sole cost and expense.


     51. Article 11 of this Lease is modified to the following extent. If Tenant shall desire to assign this Lease or sublet the Leased Premises in whole or in part, Landlord will not unreasonably withhold or delay its consent thereto provided:


     (A) Tenant shall give Landlord at least ten (10) days' prior written notice of its desire to assign or sublet, which notice shall include reliable information indicating that the proposed assignee or subtenant is reputable, financially responsible and of good and sound financial condition and shall use the Premises for the same or a similar or related use permitted hereunder for Tenant.


     (B) Landlord's consent is conditional upon Tenant delivering to Landlord the following:


     1) The assignee or sublessee shall be of sufficient financial worth and soundness adequate to operate such business.


     2) A counterpart executed copy of such assignment, which shall include an assumption by the assignee, from and after the effective date of such assignment, of the performance and observance of the covenants and conditions in this Lease contained on Tenant's part to be performed and observed; or


     3) If a sublease be involved, a counterpart executed copy of the proposed sublease, which sublease shall specify that the premises to be sublet shall be use solely for the same use permitted hereunder for Tenant, that such sublease shall not be assigned, nor the premises further sublet, nor such use changed without the prior written consent of the Landlord as herein provided and not to be unreasonably withheld or delayed;

     4) Tenant has the right to assign this Lease or sublet all or part of the Demised Premises without further consent by Landlord to Bang & Olufsen upon the terms contained in paragraph 77 hereof.


     (C) Tenant shall have no right to sublet or assign the Demised Premises if it is in default under this Lease after receipt of notice of default and time to cure. No assignment or sublease permitted hereunder shall relieve Tenant or any subsequent assignee of liability to Landlord for breach of this Lease.


     52. Tenant shall permit Landlord to erect, use, maintain and repair walls, floors and other structures, pipes, ducts, cables, conduits, plumbing, vents and wires in, to and through the premises as and to the extent that the same may be necessary for the proper operation and maintenance of the Building in which the Demised Premises are located or to the extent necessary to accommodate the requirements of the other tenants and landlord. Landlord shall use its best efforts to avoid unreasonable interference, damage or change with Tenant's use of the premises.


     53.01 Tenant shall, at Tenant's own cost and expense, keep all drains or waste pipes and sewer and connections with mains, free from obstruction to the satisfaction of all authorities having jurisdiction. Tenant shall be liable for any damage blockage emanating from the Demised Premises, unless caused by the Landlord, its agents, employees, assigns or other tenants in the building.


     53.02 Tenant shall be responsible for and pay the cost of removal of its own refuse.


     53.03 Tenant shall at no time leave any merchandise, supplies, or refuse in the hallways or other common portions of the Building. Tenant covenants that all refuse, garbage and rubbish shall be kept in proper containers, securely covered. Tenant further covenants that no refuse and/or garbage shall be permitted to remain on the sidewalks adjacent to the building. Storage and removal of rubbish and refuse by Tenant shall be subject to such reasonable rules and regulations as in Landlord's reasonable judgement are necessary for the proper operation of the Building.


     53.04 Tenant's installation of equipment shall comply with all laws, rules and regulations of all governmental authorities including the Department of Health and all insurance companies and shall not cause the dissemination of unpleasant odors. Nor shall Tenant store its rubbish and garbage in a manner which will cause noxious and/or unpleasant odors form emanating from its premises and Tenant shall do all things necessary to maintain said Demised Premises in a neat and orderly manner.

     53.05 Tenant shall not place any signs, displays, stands, equipment, merchandise, food or beverages of any kind whatsoever on the sidewalk in front of the Building or utilize such sidewalk for any purpose whatsoever, except for ingress or egress to and from the Demised Premises, except as permitted by law.


     53.06 Tenant covenants and agrees that it will cause the Demised Premises to be free at all times of all roaches, waterbugs, other insects and vermin, and that it will take whatever, reasonable precautions that Landlord deems necessary to prevent any such vermin or insects from existing in the Demised Premises or permeating into any other parts of the Building as a result of Tenant's business operations.


     54. OMIT.

     55. In any instance where Landlord brings an action or summary proceeding for any default of the Tenant under the Lease, whether for the non-payment of rent or additional rent or any other default, Landlord shall be entitled to reasonable attorney's fees in the event that it is successful; such attorney's fees may be claimed as additional rent in the said action. It is specifically agreed that reasonable attorney's fees for any one action or proceeding plus actual disbursements shall not be less than $750.00.


     56. In addition to and not in lieu of paragraph 3 of the printed form, it is agreed that any alterations consented to by Landlord shall be subject to the following terms and conditions:


     a) That all such Tenant's work shall comply with all applicable provisions of this Lease and all applicable governmental rules and regulations and the rules and regulations of any Board of Fire Underwriters or similar agency having jurisdiction;


     b) Tenant shall submit in letter form a description of its plans and specifications for the alteration and renovation of the Demised Premises. Upon their preparation, Tenant shall submit blueprints and plans for Landlord's approval, which approval shall not be unreasonably withheld or delayed.


     c) That prior to engaging in or commencing such Tenant's work, Tenant will furnish Landlord with Waivers of Mechanics Liens duly executed by each and every contractor sub-contractor who, in any way, is involved with the performance of such Tenant's work;

     1. In the event that mechanic's lien(s) shall be filed against the premises, the Tenant shall within 60 days, at its own cost and expense, cause such lien(s) to be discharged by filing a bond or bonds required by law for that purpose, provided the amount of lien exceeds $2,000.00.


     d) That Tenant, at its expense, shall procure each and every permit, license, franchise, or other authorization required for performance of such Tenant's work;


     e) That promptly following the completion of all of said Tenant's work, and as soon as reasonably feasible, Tenant shall obtain and furnish to Landlord all appropriate certifications from all authorities having jurisdiction to the effect that all such Tenant's work has been performed and completed in accordance with the filed plans, if any, and with all laws, rules regulations, and orders of said authorities having jurisdiction, or sufficient proof by letter from a licensed architect;


     f) With respect to any alteration of the storefront, the alteration must be in good taste and image, use quality materials, and otherwise be consistent in appearance with the use of the rest of the building.


     g) Tenant or through its contractors shall maintain adequate insurance such as Worker's Compensation, Disability, Fire and Liability coverage. Proof of same shall be forwarded to Landlord prior to commencement of Tenant's work.


     h) All contractors and subcontractors hired by Tenant for repair and renovation and alteration of the Premises shall comply with the provisions of paragraphs 46.01, 46.02 and 46.03 to the same extent that Tenant is required and bound thereby. See Paragraph 78 hereof.


     57. Tenant shall be responsible for maintaining the sidewalk in front of premises, which maintenance shall include the removal of snow, application of salt, removal of garbage, debris, sweeping the sidewalk and 18" into the street and do whatever is required to maintain same in a safe and unobstructed manner, except as otherwise provided for herein. Violations or summonses of any kind and nature shall be the sole liability of the Tenant, provided same accrued during tenancy and. due to Tenant's acts or omissions. Tenant agrees to indemnify and hold Landlord harmless from any resulting fines or judgments that may be imposed upon the Landlord in connection with the sidewalk maintenance. (Provided landlord is not negligent).

     58. Tenant agrees to pay for all sidewalk repairs occasioned by and caused by its own use fault or negligence. Except for the foregoing, Landlord shall repair the sidewalk and replace the sidewalk when necessary or required by law.


     59. OMIT


     60. If the Demised Premises shall be acquired or condemned by eminent domain for any public or quasi-public purpose in whole or in part, Tenant shall have no claim against the Landlord and expressly waives all claims to any condemnation award for any taking, whether whole or partial and whether for diminution in value of leasehold or to the fee, although Tenant shall have the right, to the extent that same shall not reduce Landlord's award, to claim from the condemnor, but not from Landlord, such compensation as may be recoverable by Tenant in its own right for damage to Tenant's business and fixtures, if such claim can be made separate and apart from any award to Landlord and without prejudice to Landlord's award, provided Landlord's award does not include any value for Tenant's leasehold, fixtures or goodwill


     61. If Tenant shall store flammable or combustible material or any cooking appliances, Tenant shall install chemical extinguishing devices (such as ansul) approved by the applicable fire insurance rating organization and shall keep these devices under service as required by the fire insurance rating organization; and shall also install a gas cut-off, if gas is used in the Demised Premises. If Tenant fails to install said installations, Landlord may do so and bill Tenant as additional rent. If Landlord does not elect to make such installations, Tenant shall pay as additional rent any increase in Landlord's insurance premium attributable to the failure to make such installation.


     62. If any term or provision of this lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall remain in full force and effect and enforceable to the fullest extent of the law.


     64. Tenant shall provide access to its Demised Premises through and by the interior door located adjacent to the elevator and which opens from the elevator and stairs area to the Demised Premises. Access shall be provided to Landlord or Landlord's representative for purposes of entry to the Premises to allow for entry to the basement for emergency boiler maintenance and other necessary entries as required.


     65. OMIT

     66. If Tenant shall default after receipt of written notice and expiration of all cure periods in the timely payment of the fixed rent or additional rent, and any legal proceedings shall commence more than two times in any calendar year then, notwithstanding that such defaults shall have each been cured within the applicable period, if any, as above provided any further similar default shall be deemed to be deliberate and Landlord thereafter may serve three (3) days notice of termination upon Tenant without affording to Tenant an opportunity to cure such further default and Tenant shall remain liable for all damages and rent due during the period of occupancy by tenant.


     67. Tenant has not brought and in the future will not knowingly bring any material upon the leased premises or conduct any activity thereon in violation of any federal, state, municipal, environmental or hazardous waste law, ordinance, rule or regulation.


     68. Landlord to deliver premises free and clear of hazardous materials, including, without limitation, asbestos.


     69. Tenant shall have the right to place a satellite dish and antennae on the roof of the Premises and shall do so without causing damage or destruction to the Premises, and without blocking access to motor rooms, hatchways or obstructing the skylights.


     70. Landlord represents that there is a certificate of occupancy for Tenant's portion of the Premises which allows for the uses of Tenant pursuant to this Lease.


     71. During the Lease term, Tenant shall grant the following discounts to Landlord and Michael S. Bender, up to total annual purchases not to exceed $5,000 in the aggregate: (a) 25% on retail price of Bang & Olufsen audio equipment and (b) 10% on retail price of video equipment, telephones and accessories.


     72. Simultaneously with the execution of this Lease, Landlord shall execute and deliver to Tenant the form of Landlord's Waiver annexed hereto. Landlord agrees to execute such further documentation as Tenant's lender may request.


     73. Landlord represents and warrants that the heating and current air conditioning systems serving the Demised Premises are in good working order and shall be maintained by Landlord during the Lease Term.


     74. Intentionally Deleted.

     75. The bathroom in the demised premises shall be delivered to Tenant in broom clean condition and in good working order. In the event that it is required by appropriate governmental authorities that the bathroom be made ADA compliant, Tenant shall perform the work and Landlord shall grant to Tenant an additional $2,000 rent concession in the sixth (6th) month of the Lease Term.


     76. Landlord represents that the sidewalks adjacent to the demised premises are free of any violations.


     77. If Landlord terminates the lease, Landlord will so notify Bang & Olufsen ("BOA") in writing and BOA will then have the first right, but not the obligation (Right of First Refusal) to: (i) enter into a new lease for the Tenant's store location for a period equal to the unexpired portion of Tenant's lease term, which new lease would contain the identical terms and conditions contained in Tenant's lease (excluding BOA's Right of First Refusal) and (ii) pay the Landlord an amount equal to the accrued but unpaid amount owed by Tenant under its lease less any sums paid by or on behalf of Tenant subsequent to said event of default. BOA's Right of First Refusal would be exercisable by written notice to the Landlord for a period of 14 days from the date BOA first received written notice that the Landlord terminated Tenant's lease. In the event that BOA does not exercise its Right of First Refusal within said 14-day period, Landlord would be free to dispose of the demised premises in its sole discretion.


     Tenant shall have the right to assign its lease to BOA or a BOA licensed dealer, without Landlord's consent, provided that: (i) Tenant is not in default under its lease at the time of said assignment, (ii) Landlord receives a true, correct and complete copy of such written document evidencing said assignment,
(iii) BOA expressly assumes Tenant's obligations under the lease, even if the lease is assumed by a BOA licensed dealer, (iv) the store location shall continue to be operated only under the trade name and only for use as a BOA store.


     78. Notwithstanding anything contained in this Lease to the contrary, Landlord consents to Tenant's proposed alterations to be made at the demised premises which will be similar to other Bang & Olufsen stores in the New York area.


     79. Tenant shall make reasonable efforts and take reasonable steps to soundproof the demised premises, not to exceed a cost of $5,000, above the cost of Tenant's installing a dropped ceiling in the demised premises.

                                          Landlord:

                                          BENDER REALTY


                                      By: ____________________________

                                      Tenant:

                                          HARVEY ELECTRONICS, INC.


                                      By: ____________________________

                                LANDLORD'S WAIVER

                               PARAGON CAPITAL LLC



                                                 Date:    December __, 1998



     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,


                                  Bender Realty
---------------------------------------------------------------------------
                                Name of Landlord

---------------------------------------------------------------------------
                No. And Street (City or Town) (State) (Zip Code)


     (Hereinafter, the "Landlord") executes this waiver in favor of Paragon Capital LLC, a Delaware Limited Liability Company, with a place of business located at Hillsite Office Building 75 Second Street Needham, MA 02494 (hereinafter, the "Lender").


     1.  Landlord   represents  that  it  is  the  owner  of  certain   premises
(hereinafter, the "Premises") known and numbered as


                                  927 Broadway
---------------------------------------------------------------------------
                                (No. And Street)

                                   New York, NY
---------------------------------------------------------------------------
                       (City or Town) (State) (Zip Code)


     2. Landlord represents that the Premises (or a portion thereof) are currently occupied by Harvey Electronics, Inc., a ____________________ corporation with its principal offices at 205 Chubb Avenue, Lyndhurst, NJ (hereinafter, the "Obligor") pursuant to a lease between the Landlord and the Obligor.


     3. The Landlord has been advised that the Lender has been granted a security interest by the Obligor in and to all of the Obligor's assets (hereinafter, the "Collateral"), including, without limitation, the Obligor's inventory, equipment, stock-in-trade and trade fixtures located in, at, or upon the Premises. Any fixtures or improvements affixed to the property shall be excluded.

     4. The Landlord agrees:


     (A) That until such time as all liabilities of the Obligor to the Lender are paid in full, the Landlord disclaims any interest in such of the Collateral as is now or hereafter located in, at, or upon the Premises and agrees not to distrain any of the Collateral nor to assert any claim against the Collateral for any reason;


     (B) Not to interfere with any enforcement by the Lender of the Lender's rights in and to the Collateral;


     (C) To permit the Lender access to the Premises and any other premises owned or leased by the Landlord at which the Collateral may be found upon reasonable notice and reasonably from time to time, in order to exercise the Lender's rights with respect to the Collateral;


     (D) Following an event of default under the Obligor's obligations to the Lender or the lease for the Premises, to permit the Lender upon 5 days prior written notice to Landlord of Lender's intent to occupy the Premises, subject to the rights of Bang & Olufsen under the Lease to take possession of the Premises for purposes of operation and/or sale of the Collateral at a strategic or extraordinary value sale for a period of up to two months from the date of such event of default, subject to payment by Lender to the Landlord of the rental provided in the lease for the Premises on a month to month basis, and for the amount of Obligor's deficiency; Landlord shall retain all remedies contained in the Lease in the event of an uncured default by Obligor or Lender, subject to the rights afforded to Lender under this Agreement.


     (E) To permit the Lender to remove the Collateral from the Premises, and from any other premises at which the Collateral may be found, without any liability upon the Lender, in which event the Lender shall promptly repair at the Lender's expense, any physical damage to the Premises actually caused by such removal, but shall not be liable for any diminution in value of the Premises caused by the removal or absence of the Collateral;


     (F) To provide the Lender with written notice (with reasonable particularity) of any default by the Obligor under the lease pursuant to which the Obligor is occupying the Premises and to provide the Lender with a copy of any notice of any such breach, or of any default, of such lease as and when such notice if forwarded to the Obligor;

     (G) Not to terminate any lease pursuant to which the Obligor is occupying the Premises except upon prior written notice (with reasonable particularity) to the Lender; and


     (H) To accept any cure proffered by the Lender of any breach of the lease pursuant to which the Obligor is occupying the Premises, if such cure is proffered not more than 15 days after the Lender's receipt of written notice (with reasonable particularity) of such breach.

     5. In the event the Obligor has ceased making payments due to the Landlord under the lease for the Premises, the Lender shall pay the Landlord rental thereunder on a month to month basis (but not any percentage rent), for the use and occupancy of the Premises from the date on which the Obligor has defaulted until the date of the Lender's vacating the Premises (on which date, the Lender shall surrender the Premises to the Landlord as per Obligor's lease). There will be no refund of rent if Lender vacates prior to the end of the month.


     6. The execution of the within waiver by the undersigned person on behalf of the Landlord constitutes a representation by such person that he is authorized to so execute the within waiver.


     7. The within waiver shall inure to the benefit of the Lender, its successors and assigns, shall be binding upon the Landlord, its heirs, assigns, representatives, and successors, and shall take effect as a sealed instrument.


                                  LANDLORD:

                                  BENDER REALTY


                               By:______________________________

Print Name:_______________________

Address:__________________________

                                                  Dated:___________________



State of _________________
County of _______________

     Then          personally          appeared         the          above-named
___________________________________   and   acknowledged  the  foregoing  to  be
____________ free act and deed of _________________. Before me



                                               -----------------------

                                               Notary Public
                                               My Commission Expires:_______

                                    Exhibit B



     Signage Language:

     The Logotype "Bang & Olufsen" can be used centrally on our store facade. The logo type will be either 8 inch or 12 inch text height with a total length of 8 feet to 12 feet. Mounted directly on the facade, the single cut letters will be in black or natural anodized aluminum finish. The sign will have a built-in `corona light' that illuminates the background, and gives a discrete "night warming" effect. The light source will be positioned inside the building and leads the light to the facade lettering via a fiber optic cable. This system will be of lower energy consummation, requiring no inflammable or electrical components positioned on the facade. Best efforts will be made to prevent any light from the sign from shining into the windows above the sign.